                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated December 16, 1994 appearing on page 14 of Microsemi Corporation's Annual Report on Form 10-K for the year ended
October 2, 1994.



/s/PRICE WATERHOUSE LLP
-----------------------------------
PRICE WATERHOUSE LLP
Costa Mesa, California
October 12, 1995